UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2005

                                    Digicorp
             (Exact name of registrant as specified in its charter)

            Utah                      000-33067                87-0398271
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

              100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1477
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

      Effective July 20, 2005, the Board of Directors of Digicorp (the "Company") approved the Company's Stock Option and Restricted Stock Plan (the "Plan"). Under the Plan, the Company can issue restricted shares of common stock, options to purchase shares of common stock (both incentive stock options and non-incentive stock options) and warrants to purchase shares of common stock to employees, directors and consultants. The number of shares subject to the Plan may not exceed 15,000,000 shares. The Plan will be administered by the Company's Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number        Description
------------------    ----------------------------------------------------------
10.1                  Digicorp Stock Option and Restricted Stock Plan


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Digicorp


Dated: December 21, 2005                        By:  /s/ William B. Horne
                                                    ----------------------------
                                                Name:    William B. Horne
                                                Title:   Chief Executive Officer


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